Securities Exchange Act of 1934 -- Form 8-K/A
==========================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K/A




  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               Date of Report :
                              February 18, 1998
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                     CBL & ASSOCIATES PROPERTIES, INC.
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          (Exact name of registrant as specified in its charter)


     Delaware                  1-12494                    62-1545718
------------------        -----------------          --------------------
  (State or other            (Commission                 (IRS Employer
  jurisdiction of            File Number)                Identification
  incorporation)                                         Number)


       6148 Lee Highway, Suite 300, Chattanooga, Tennessee 37421
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               (Address of principal executive offices)


         Registrant's telephone number, including area code:
                           (423) 855-0001
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                   CBL & ASSOCIATES PROPERTIES, INC.



ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS
          ACQUISITION OF ASHEVILLE MALL ASHEVILLE, NORTH CAROLINA

On January 2, 1998, Asheville, LLC, a North Carolina Limited Liability Corporation (the "Asheville LLC"), a majority-owned subsidiary of CBL & Associates Properties, Inc. (the "Registrant")acquired Asheville Mall, a regional shopping mall located in Asheville, North Carolina, containing approximately 823,916 square feet of total gross leasable area ("GLA") including 260,581 of mall store GLA from the R.B.R.& S.T. Limited Partnership, a subsidiary of the R.L. Coleman Company (the "R.L. Coleman Company") pursuant to a Purchase and Sale Agreement between R.L. Coleman Company and Asheville LLC (the "Purchase Agreement"). The assets acquired included, among other things, real property, the buildings, improvements, and fixtures located thereon, certain lease interests, personal property and rights related thereto.


The aggregate purchase price, including closing costs, was approximately $65 million and was determined in good faith, arms length negotiations between Registrant and R.L. Coleman Company, an unrelated third party. In negotiating the purchase price the Registrant considered, among other facts, the mall's historical and projected cash flow, the nature and term of existing leases, the current operating costs, the physical condition of the property, and the terms and conditions of available financing. There were no independent appraisals obtained by the Registrant. The purchase price consisted of $65 million in cash. The cash consideration was paid from proceeds from the Registrant's lines of credit and proceeds from a promissory note in the amount of $48.9 million which Asheville LLC placed with Wells Fargo Bank
N.A. The Registrant intends to continue operating the mall as currently operated and leasing space therein to national and local retailers.

The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, which is filed as an exhibit to this document.














                                  2
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ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Report of Independent Public Accountants                    F-1


          Statements of the excess of revenues over
          specific operating expenses for the year
          ended December 31, 1996 and for the nine
          months ended September 30, 1997 (unaudited)                 F-2

          Notes to Financial Statements                               F-3


     B)   PRO FORMA FINANCIAL INFORMATION OF REGISTRANT


          Pro forma consolidated statement of
          operations for the nine months ended
          September 30, 1997 (unaudited)                              F-4

          Pro forma consolidated statement of
          operations  for the year ended
          December 31, 1996 (unaudited)                               F-6


          Pro forma consolidated balance sheet as of
          September 30, 1997 (unaudited)                              F-8




                                   3

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     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED


               REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS






To the Board of Directors
of CBL & Associates Properties, Inc.:

We have audited the accompanying statement of the excess of revenues over specific operating expenses of Asheville Mall for the year ended December 31, 1996. This statement is the responsibility of the Property's management.
Our responsibility is to express an opinion on this statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of the excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and excludes certain material expenses that would not be comparable to those resulting from the proposed future operations of the Property described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of Asheville Mall for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                   Arthur Andersen LLP


Chattanooga, Tennessee
December 10, 1997

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                          ASHEVILLE MALL

                STATEMENTS OF THE EXCESS OF REVENUES
                  OVER SPECIFIC OPERATING EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1996
                    AND FOR THE NINE MONTHS ENDED
                   SEPTEMBER 30, 1997 (UNAUDITED)
                           (In Thousands)


                                                                 Nine
                                          Year Ended         Months Ended
                                         December 31,        September 30,
                                             1996                 1997
                                         ------------         ------------
                                                               (unaudited)
 Revenues:

 Rental revenues......................       $ 5,430             $ 4,065
 Tenant reimbursements................         1,594               1,522
                                             -------             -------
          Total revenues..............         7,024               5,587

 Specific Operating Expenses (Note 2):

 Property operating...................          733                  450
 Real estate taxes....................          378                  284
 Maintenance & repairs................          793                  620
                                            -------              -------

Excess of revenues over specific
   operating expenses.................      $ 5,120              $ 4,233
                                            =======              =======


 The accompanying notes are an integral part of these statements.

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                            ASHEVILLE MALL
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1996


 1.     DESCRIPTION OF PROPERTY

        On January 2, 1998, Asheville, LLC, as assignee of Development Options, Inc., a majority-owned subsidiary of CBL & Associates Properties, Inc., acquired Asheville Mall (the "Property"), a regional shopping mall located in Asheville, North Carolina, containing approximately 823,916 square feet of total gross leasable area.

 2.     SIGNIFICANT ACCOUNTING POLICIES

        BASIS OF PRESENTATION

        The accompanying statements of the excess of revenues over specific operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the Property after acquisition, such as depreciation, interest expense and management fees.

        REVENUE RECOGNITION

        Rental revenue attributable to operating leases is recognized on a straight-line basis over the initial term of the related leases. Certain tenants are required to pay additional rent if sales volume exceeds specified amounts. The Property recognizes this additional rent as revenue when such amounts become determinable.

        TENANT REIMBURSEMENTS

        The Property receives reimbursements from tenants for certain costs as provided in the lease agreements. These costs consist of real estate taxes, common area maintenance and other recoverable costs. Tenant reimbursements are recognized as revenue in the period the costs are incurred.

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     B.   PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statements of operations are presented as if the acquisition of Asheville Mall had taken place as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of CBL & Associates Properties, Inc. (the "Company") would have been assuming the Company had acquired Asheville Mall as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.


                 CBL & ASSOCIATES PROPERTIES, INC.
          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
  (Unaudited And Amounts In Thousands, Except Per Share Amounts)


                                 CBL      Asheville   Pro Forma     Pro Forma
                              Historical    Mall     Adjustments  Consolidated
                              ----------  ---------  -----------  ------------
REVENUES:
Rentals:
   Minimum....................  $ 83,266     $ 3,497     $     -     $  86,763
   Percentage.................     2,677         568           -         3,245
   Other......................       615           -           -           615
Tenant reimbursements.........    36,622       1,522           -        38,144
Management and leasing fees...     1,765           -           -         1,765
Interest and other............     1,998           -           -         1,998
                                --------     -------     -------       -------
   Total revenues.............   126,943       5,587           -       132,530
                                --------     -------     -------       -------
EXPENSES:
Property operating............    22,038         450           -        22,488
Depreciation and amortization.    23,639           -       1,084(A)     24,723
Real estate taxes.............    10,450         284           -        10,734
Maintenance and repairs.......     7,270         620           -         7,890
General and administrative....     6,352           -           -         6,352
Interest......................    27,081           -       3,447(B)     30,528
Other.........................        45           -           -            45
                                --------     -------     -------       -------

   Total expenses.............    96,875       1,354       4,531       102,760
                                --------     -------     -------       -------
INCOME FROM OPERATIONS........    30,068       4,233      (4,531)       29,770

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GAIN ON SALES OF REAL
   ESTATE ASSETS..............     4,156           -           -         4,156


EQUITY IN EARNINGS OF
   UNCONSOLIDATED AFFILIATES..     1,514           -           -         1,514

MINORITY INTEREST IN EARNINGS:
Operating partnership.........    (9,763)          -          84(C)     (9,679)
Shopping center properties....      (405)          -           -          (405)
                                --------     -------     -------      --------

INCOME BEFORE EXTRAORDINARY
   ITEM.......................    25,570       4,233     (4,447)        25,356

EXTRAORDINARY LOSS ON
   EXTINGUISHMENT OF DEBT.....      (928)          -          -           (928)
                                --------     -------    -------        -------
           Net income.........  $ 24,642     $4,233     $(4,447)       $24,428
                                ========     =======    =======        =======

EARNINGS PER COMMON SHARE DATA:
Income before extraordinary
   item.......................  $   1.06                               $  1.05
Extraordinary loss on
   extinguishment of debt.....     (0.04)                                (0.04)
                                --------                               -------
           Net income.........  $   1.02                               $  1.01
                                ========                               =======
WEIGHTED AVERAGE SHARES
   OUTSTANDING................    24,104                                24,104
                                ========                               =======


        (A) Reflects depreciation expense on the Asheville Mall acquisition computed on the straight-line method over the estimated useful life of 40 years.

        (B) Reflects interest expense associated with the $48,900 mortgage note payable and the $16,697 of borrowings under the Company's line of credit agreement, at LIBOR plus .9% (6.98%) and LIBOR plus 1.0% (7.08%), respectively, in connection with the acquisition of Asheville Mall.

        (C) Reflects the minority interests' share of the income from operations of Asheville Mall and the pro forma adjustments.

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                  CBL & ASSOCIATES PROPERTIES, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1996
     (Unaudited And Amounts In Thousands, Except Per Share Amounts)


                                 CBL      Asheville   Pro Forma     Pro Forma
                              Historical    Mall     Adjustments  Consolidated
                              ----------  ---------  -----------  ------------
REVENUES:
Rentals:
   Minimum....................  $ 93,217     $ 4,564     $     -     $ 97,781
   Percentage.................     2,724         866           -        3,590
   Other......................     1,758           -           -        1,758
Tenant reimbursements.........    42,447       1,594           -       44,041
Management and leasing fees...     2,377           -           -        2,377
Development fees..............         7           -           -            7
Interest and other............     4,275           -           -        4,275
                                --------     -------     -------     --------
    Total revenues............   146,805       7,024           -      153,829
                                --------     -------     -------     --------
EXPENSES:
Property operating............    24,232         733           -       24,965
Depreciation and amortization.    25,439           -       1,445(A)    26,884
Real estate taxes.............    11,587         378           -       11,965
Maintenance and repairs.......     8,957         793           -        9,750
General and administrative....     8,467           -           -        8,467
Interest......................    31,684           -       4,399(B)    36,083
Other.........................       646           -           -          646
                                --------     -------     -------     --------
    Total expenses............   111,012       1,904       5,844      118,760
                                --------     -------     -------     --------
INCOME FROM OPERATIONS........    35,793       5,120      (5,844)      35,069


GAIN ON SALES OF REAL
   ESTATE ASSETS..............    13,614           -           -       13,614

EQUITY IN EARNINGS OF
   UNCONSOLIDATED AFFILIATES..     1,831           -           -        1,831

MINORITY INTEREST IN EARNINGS:
Operating partnership.........   (15,468)          -         225(C)   (15,243)
Shopping center properties....      (527)          -           -         (527)
                                --------     -------     -------     --------
INCOME BEFORE EXTRAORDINARY
   ITEM.......................    35,243       5,120      (5,619)      34,744

EXTRAORDINARY LOSS ON
   EXTINGUISHMENT OF DEBT.....      (820)          -           -         (820)
                                --------     -------     -------     --------

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         Net income...........  $ 34,423     $ 5,120     $(5,619)    $ 33,924
                                ========     =======     =======     ========

EARNINGS PER COMMON SHARE DATA:
  Income before extraordinary
    item......................  $   1.69                             $   1.66
  Extraordinary loss on
    extinguishment of debt....     (0.04)                               (0.04)

         Net income...........  $   1.65                             $   1.62
                                ========                             ========
WEIGHTED AVERAGE
   SHARES OUTSTANDING.........    20,890                               20,890
                                ========                             ========



        (A)    Reflects depreciation expense on the Asheville
               Mall acquisition computed on the straight-line method over the estimated useful life of 40 years.

        (B) Reflects interest expense associated with the $48,900 mortgage note payable and the $16,697 of borrowings under the Company's line of credit agreement, at LIBOR plus .9% (6.68%) and LIBOR plus 1.0% (6.78%), respectively, in connection with the acquisition of Asheville Mall. If interest rates under the mortgage note payable and line of credit agreement fluctuated 0.125%, interest costs on the pro forma indebtedness would increase or decrease by approximately $82 on an annualized basis.

        (C) Reflects the minority interests' share of the income from operations of Asheville Mall and the pro forma adjustments.

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                 PROFORMA CONSOLIDATED BALANCE SHEET

     The unaudited pro forma consolidated balance sheet is presented as if the acquisition of Asheville Mall had occurred as of September 30, 1997.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company.


                    CBL & ASSOCIATES PROPERTIES, INC.
                  PRO FORMA CONSOLIDATED BALANCE SHEET
                           SEPTEMBER 30, 1997
     (Unaudited And Dollars In Thousands, Except Per Share Amounts)

                                                      Pro Forma
                                          CBL        Acquisition     Company
                                       Historical    Adjustments    Pro Forma
                                       ----------    -----------    ---------
ASSETS:                                                  (A)

 Real Estate Assets:
    Land............................   $  152,961    $     7,349    $  160,310
    Buildings and improvements......      942,470         57,819     1,000,289
                                       ----------    -----------    ----------
                                        1,095,431         65,168     1,160,599
    Less: Accumulated depreciation..     (137,407)             -      (137,407)
                                       ----------    -----------    ----------
                                          958,024         65,168     1,023,192
                                       ----------    -----------    ----------
    Developments in progress........      149,083              -       149,083
                                       ----------    -----------    ----------
    Net investment in real
       estate assets................    1,107,107         65,168     1,172,275


 Cash and cash equivalents..........        6,202              -         6,202

 Receivables:
    Tenant, net of allowance for
       doubtful accounts of $788....       11,829            606        12,435
    Other...........................          967              -           967
 Mortgage notes receivable..........       16,638              -        16,638
 Other assets.......................        7,895              -         7,895
                                       ----------    -----------    ----------
                                        1,150,638         65,774     1,216,412
                                       ==========    ===========    ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY:

 Mortgage and other notes payable...      643,556         65,597       709,153
 Accounts payable and
    accrued liabilities.............       30,375            177        30,552
                                       ----------    -----------    ----------
                                               F-8
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        Total liabilities...........      673,931         65,774       739,705
                                       ----------    -----------    ----------


 Commitments and contingencies......            -              -             -

 Distributions and losses in excess
    ofinvestment in unconsolidated
    affiliates......................        7,142              -         7,142
                                       ----------    -----------    ----------
 Minority interest..................      128,096              -       128,096
                                       ----------    -----------    ----------
 Shareholders' equity:
 Preferred stock, $0.01 par value,
    5,000,000 shares authorized,
    none issued.....................            -              -             -

 Common stock, $0.01 par value,
    95,000,000 shares authorized,
    24,043,890 shares issued and
    outstanding at
    September 30, 1997..............          240              -           240

 Excess stock, $0.01 par value,
    100,000,000 shares authorized,
    none issued.....................            -              -             -

 Additional paid-in capital.........      359,044              -       359,044
 Accumulated deficit................      (17,444)             -       (17,444)

 Deferred compensation..............         (371)             -          (371)
                                       ----------    -----------    ----------
        Total shareholders' equity..      341,469              -       341,469
                                       ----------    -----------    ----------
                                       $1,150,638    $    65,774    $1,216,412
                                       ==========    ===========    ==========


        (A) Reflects the acquisition of Asheville Mall through the issuance of a $48,900 mortgage note payable, borrowings of $16,697 under the Company's line of credit agreement, and the assumption of certain assets and liabilities.

                                    F-9
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        C)   EXHIBITS

             Purchase and Sale Agreement dated November 12, 1997 between R.B.R.& S.T. Limited Partnership, a North Carolina limited partnership (seller) and Development Options, Inc., a Wyoming corporation (Purchaser)

             Promissory Note between Asheville, LLC and Wells Fargo Bank National Association in the amount of $48,900,000

             Consent of Arthur Andersen LLP


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                            SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CBL & ASSOCIATES PROPERTIES, INC.


                                       John N. Foy
                                -----------------------------
                                        John N. Foy
                                Executive Vice President,
                                Chief Financial Officer and
                                         Secretary
                                (Authorized Officer of the
                                        Registrant,
                                Principal Financial Officer and
                                Principal Accounting Officer)



Date: February 18, 1997
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                             EXHIBITS INDEX


Exhibit:

2.1 Purchase and Sale Agreement dated November 12, 1997 between R.B.R.& S.T. Limited Partnership, a North Carolina limited partnership (seller) and Development Options, Inc., a Wyoming corporation (Purchaser)

2.2 Promissory Note between Asheville, LLC and Wells Fargo Bank National Association in the amount of $48,900,000


2.3      Consent of Arthur Andersen LLP